Exhibit 99.2

1 Cincinnati Bell 1st Quarter 2008 Review April 30, 2008

2 Agenda Performance Highlights Jack Cassidy, President & CEO 2. Operational & Financial Overview Brian Ross, Chief Financial Officer 3. Q & A

3 Safe Harbor Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell’s ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell’s ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent estimates as of the date on the first slide. It is anticipated that subsequent events and developments will cause estimates to change.

4 Performance Highlights Jack Cassidy President & CEO

Title: 1Q08 Accomplishments Overview Technology Solutions Wireless Wireline Grew revenue 11% Increased Adjusted EBITDA by 2.5% Improved EPS excluding special items by 22% 7th consecutive qtr Adjusted EBITDA growth from core ops Purchased 4M shares in 1Q08 Grew service revenue by 16% Improved Adjusted EBITDA 30% Expanded Adjusted EBITDA margins by 3 pts to 28% Increased postpaid subscriber base by 8% Increased DSL subs by 10% Grew wireline data revenue by 8% Increased long distance and VoIP revenue by 30% Increased revenue by 54% Grew Adjusted EBITDA by 76% Increased data center capacity by 38K sq ft Began billing 21K sq ft in the quarter

6 1Q08 Revenue Growth 16% increase in Wireless service revenue +$8M, 15% postpaid +$2M, 20%  prepaid Wireline Data/Other +8% data growth +30% LD and VoIP growth 54% increase in Technology Solutions +$17M/ 53% Telecom and IT equipment +$7M/ 51% data center/ managed services ($’s in millions) * May not foot due to rounding

1Q08 Adjusted EBITDA Growth +30% Wireless Adjusted EBITDA due to +$10M service revenue growth +$3M Technology Solutions +$26M revenue growth +.6% improvement in GP margin -$4M Wireline Driven by local voice revenue decline mostly offset by growth in data and long distance ($’s in millions) * May not foot due to rounding

Title: Earnings per Share Growth Body: EPS (excluding special items) up $.02 EBITDA up $3M Interest expense down $4M 1Q08 Special Items EPS effect -$.06 in 1Q08 primarily due to restructure charge

9 Continued Revenue Diversification Consumer Wireline Voice -4 pts. to 15% Wireless & Technology Solutions +7 pts. to combined 43% (before inter-company eliminations) (includes Long Distance) 15% 19% 22% 21% 9% 14% * May not foot due to rounding

Diversification Driving Profits

Title: 1Q08 Revenue by Market Increasing business % of total (before inter-company eliminations) Consumer 41% Business 59% Body: Business +5 pts to 59% Business 20% y/y growth 18% organic growth 53% Telecom & IT Equip Distribution 43% Managed Services & Data Center, excluding GramTel 22% Wireless

Title: Data Center Build Out Update Data Center Capacity (sq ft) (in thousands) by qtr end 182K sq ft capacity 38K sq ft commissioned in 1Q08 66K sq ft under construction 50K sq ft to be commissioned in 2009 – New Lebanon facility 9K sq ft GramTel commissioned in 2Q08 7K sq ft commissioned in 2Q08 85% utilization 21K sq ft new billing contracts in the first quarter; up 15% Sales Funnel Strong Essentially all of the 27K sq ft of inventory is under final contract negotiations or committed to customers (in thousands)

13 2008 Focus Areas Grow Defend De-lever/ Balance Sheet Minimize in territory consumer access line loss Continue ongoing cost reduction initiatives Leverage new integrated products Continue de-levering the balance sheet Execute up to $150M stock repurchase over 2 years Focus on Enterprise/SMB Grow Wireless revenue, margins, and subscriber metrics Increase data center capacity and utilization

14 Operational & Financial Overview Brian Ross Chief Financial Officer

Segment Financials ($’s in millions) Excludes corporate and eliminations

Title: Wireless Revenue and Adjusted EBITDA Body: Continued double digit service revenue and Adjusted EBITDA growth Service revenue up 16% from 1Q07 and over $2M from 4Q07 Postpaid subs up 8% ARPU higher 6% postpaid 17% prepaid 13% 14% 12% ($’s in millions) 15% 28% 48% 48% 35% 16% 30%

1Q08 Y/Y Wireless Margin Expansion Adjusted EBITDA and margin growth due to expanding service revenue, supply chain efficiencies, and fewer gross adds in 1Q08 2008 service revenue will continue to drive margin growth toward 30% ($’s in millions) * May not foot due to rounding 27.6% 24.4%

Title: Postpaid Wireless Growth Body: 15% growth in postpaid service revenue Subscribers up 8% ARPU up 6% 4K Net adds # of subscribers with “smart phones” increased 72% from 1Q07…7.6% penetration of total postpaid subs Postpaid churn at 1.56% Data ARPU up 34% 16% of total Positive contributions from SMS/blackberry/ringtones (in thousands) 13% 9% 15% 12% 8%

Title: Prepaid Wireless 20% growth in prepaid service revenue Subscribers flat ARPU up 17% y/y Data now 29% of total ARPU (vs 24% in 1Q07) 4K net adds Focus has been on higher ARPU subscribers and profitability Prepaid Service Revenue ($’s in millions)

20 Technology Solutions Revenue Segment revenue +54% y/y Telecom and IT equipment up 53% y/y Large accounts and data center relationships driving increase Data Center and Managed Services revenue increased 51% y/y Increased billing data center space by 69k sq ft from 1Q07 ($’s in millions)

Title: Technology Solutions Profit Gross profit +$6M Driven by hardware revenue and growth of billable data center square footage +76% Adjusted EBITDA y/y Down $3M sequentially Q1 traditionally weaker quarter ($’s in millions)

Wireline Adjusted EBITDA Voice revenue down 10% Access line loss = ($7.5M) ARPU = ($4.2M) Bundle/promotional discounts and directory assistance Data revenue up 8% 10% DSL subscriber growth 9% data transport growth Expense $5M increase to support growth in “off-net” revenues $2M decrease in labor costs, primarily lower benefits ($’s in millions) * May not foot due to rounding

23 CLEC Success Leads to Recent Acquisitions ($’s in millions) (units in thousands)

Title: DSL Subscriber Activity Body: 10% subscriber base growth y/y 228,000 subscribers at year end 6K net adds Down 3K y/y on lower gross and slightly higher churn 44% penetration of CBB in-territory consumer primary lines 8 percentage points higher vs 1Q07 Reflects retention of higher value customers and proof that bundling strategy works 1.7% 1.9% 2.1% 2.0% (in thousands) 1.8%

25 ILEC Access Line Loss Total access line loss was 6.3% y/y 8.1% ILEC loss 21% increase in CLEC lines Business lines up 2% Gross adds trend appears to be stabilizing Churn continues to remain well below 2% (in thousands) * May not foot due to rounding

Title: Recent Restructure Charges Costs associated with initiative to align future cost structure with anticipated revenue Retirement Offer to Management and Union Curtailment - Accelerated recognition of pension and post retirement expense Other workforce reductions Restructure requires additional funding of $25-$30M over next 7 years $20M already funded in December 2007 through pension contribution Factored into 2008 guidance

Title: Future Cost Savings Body: Initiatives CWA Labor Agreement – ratified February 27th Provided a cumulative 4.5 percent wage increase over the three years Maintained current healthcare plan designs with modest premium increases over the life of the contract Restructured base pay for call center employees Created a new wage, benefit and working condition agreement for bargaining unit employees hired on or after February 1, 2008 Offer an early retirement option to eligible bargaining unit employees Continued Outsourcing Productivity Improvements/Early Retirement Offer Total Annualized Labor Savings of approximately $45M Expected in 3 years Need these initiatives to maintain wireline margin trends

28 Capital Expenditures Total Capital up $19M vs 1Q07 Combined Wireline and Wireless spending up $9M Mostly due to wireless 3G spend Technology Solutions up $9M vs 1Q07 Data Center investment, including $16M building purchase in 1Q08 for future capacity requirements ($ in millions) * May not foot due to rounding $42 $48 $62 $81 $61

Title: 1Q08 Free Cash Flow ($ in millions) * May not foot due to rounding Free Cash Flow +$2M Adjusted EBITDA +$3M Customer Prepay +$22M Final of 2 data center and managed services customer prepayments received in 1Q08 Interest payments $5M lower Due to both lower interest rate and debt balance Capex up $19M

Title: 1Q08 Sources and Uses of Cash Acquisitions closed in 1Q08 primarily eGIX $17M stock repurchase 4.1M shares 8.38% bond retirement Bought at $2M discount to par Net Debt +$11M to $1,992M

2008 Guidance

32 Non-GAAP Reconciliations (please refer to the Earnings Financials)